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                                                                      Exhibit 10

                         CAPITOL CITY BANCSHARES, INC.
                               STOCK OPTION PLAN

ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. The purposes of this Plan are to encourage the stock ownership of Capitol City Bankshares, Inc. by key employees, officers and directors of the Company and its Bank subsidiary, to provide an incentive for such individuals to improve profitability, and to assist the Company and subsidiary in attracting and retaining key employees and directors through the grant of Options.

ARTICLE II - DEFINITIONS

2.1  AWARD means Options granted hereunder.

2.2 Bank means Capitol City Bank & Trust Company, a financial institution organized under the laws of the State of Georgia.

2.3  BOARD means the Board of Directors of the Company.

2.4 CODE means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

2.5 COMPANY means Capitol City Bancshares, Inc., a Georgia business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, or any successors as described in Article XI.

2.6 DATE OF DISABILITY means the date on which a Participant is classified as Disabled.

2.7 DEATH means a Participant's death while holding Options granted under this Plan.

2.8 DIRECTOR means a member of the Board or Emeritus Director who is not also employed by the Company or the Bank as an employee.

2.9 DISABILITY OR DISABLED means the permanent inability of a Participant to perform the duties and responsibilities for which he was employed by the Company or the Bank due to reasons of health or mental incapacity.

2.10 ELIGIBLE EMPLOYEE means any person employed by the Company or the Bank on a full-time, salaried basis who satisfies all of the requirements of Article VI.

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2.11 FAIR MARKET VALUE means the fair market value of the Stock, as determined by the Board; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Quotation system on the date that the Option is granted, Fair Market Value shall not be less than the average of the highest bid and lowest asked prices of the Stock on such system on such date, or (ii) if the Stock is admitted to trading on a national securities exchange on the date the Option is granted, Fair Market Value shall not be less than the last sale price reported for the Stock on such exchange on such date or, in the absence of such a reported sale price, on the last date preceding such date on which a sale was reported.

2.12 INCENTIVE STOCK OPTION means an Option that is an incentive stock option within the meaning of Section 422 of the Code and that is granted under
     Article VII.

2.13 NONQUALIFIED STOCK OPTION means an Option that is not an Incentive Stock Option and that is granted under Article VII.

2.14 OPTION means either a Nonqualified Stock Option or an Incentive Stock Option granted under Article VII.

2.15 PARTICIPANT means a Director or Eligible Employee who has been granted an Award under this Plan.

2.16 PLAN means this Capitol City Bancshares, Inc. Stock Option Plan.

2.17 RETIREMENT means normal retirement by an employee from the Company under a retirement plan maintained by the Company.

2.18 RETIREMENT DATE is the employee's date of Retirement.

2.19 STOCK means the common stock, par value $6.00 per share, of the Company.

2.20 STOCK OPTION AGREEMENT means an agreement with respect to Options as described in Article VIII.

2.21 TERMINATION means (i) in the case of an Eligible Employee, the resignation or discharge from employment with the Company, except in the event of Death, Disability, or Retirement, and (ii) in the case of a Director, the resignation or removal from, or the expiration of the term of service on, the Board.

2.22 VESTED OPTION means, at any date, an Option that a Participant is then entitled to exercise pursuant to the terms of a Stock Option Agreement.

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ARTICLE III - EFFECTIVE DATE AND DURATION

3.1 EFFECTIVE DATE. Except as provided to the contrary herein, this Plan shall be effective as of July 13, 1999.

3.2 PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of ten (10) years after the initial effective date of the Plan.

3.3 SHAREHOLDER APPROVAL. The Plan shall be submitted to the shareholders of the Company for approval within 12 months after the date the Plan is adopted by the Board.

3.4 TERMINATION. This Plan shall be terminated as provided in Article XII, but shall continue in effect until all matters relating to the payment of Awards and the administration of the Plan have been settled.

ARTICLE IV - ADMINISTRATION

4.1 ADMINISTRATION. This Plan shall be administered by the Board. All questions of interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised, or forfeited under the provisions hereof, shall be subject to the determination of the Board. Such determination shall be final and binding upon all parties affected thereby. A majority vote of the members of the Board shall be required for all of its actions.

ARTICLE V - GRANT OF AWARDS AND LIMITATIONS ON NUMBER OF SHARES OF STOCK AWARDED

5.1 GRANT OF AWARDS: NUMBER OF SHARES. The Board may, from time to time, grant Awards of Options to one or more Directors and/or Eligible Employees; provided that:

     (a) Subject to any adjustment pursuant to Article X or Article XI, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed One Hundred Fifty Nine Thousand Six Hundred (159,600) shares;

     (b) Except with respect to shares that are the subject of Options repurchased pursuant to Section 7.4, to the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Board and the Participant (which cancellation opportunities may be offered by the Board to Participants from

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          time to time), any shares of Stock subject to such Award shall again be available for the grant of the Award hereunder;

     (c) Shares of Stock ceasing to be subject to an Award because of the exercise of an option shall no longer be available for the grant of an Award hereunder;

     (d) Directors shall not be eligible to receive awards of Incentive Stock Options hereunder; and

     (e) Shares of Stock that are the subject of grants of Options under this Plan shall be set aside out of authorized but unissued shares of Stock not reserved for other purposes.

     In determining the size of Awards, the Board may take into account a Participant's responsibility level, performance potential, cash compensation level, the Fair Market Value of the Stock at the time of awards, and such other considerations as it deems appropriate.

ARTICLE VI - ELIGIBILITY

6.1 ELIGIBLE INDIVIDUALS. Full-time, salaried officers and other key employees of the Company (including officers or employees who are members of the Board) and Directors shall be eligible to receive Awards under this Plan; provided they are residents of the State of Georgia. Subject to the provisions of this Plan; the Board shall from time to time select from such eligible persons those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Option at any one time. No Director, officer, or employee of the Company shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Board, as provided herein.

ARTICLE VII - OPTIONS

7.1 GRANTS OF OPTIONS. Awards shall be granted to Participants in the form of Options to purchase Stock.

7.2 TYPE OF OPTION. The board may choose to grant a Participant who is a Director Nonqualified Stock Options and it may choose to grant a Participant who is an Eligible Employee either Incentive Stock Options or Nonqualified Stock Options or both, subject to the limitations contained herein.

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7.3  INCENTIVE STOCK OPTION DOLLAR LIMITATIONS. If the Board grants Incentive
     Stock Options, the aggregate Fair Market Value (determined at the time the Option is granted) of any such Options plus an incentive stock options qualified under Section 422 of the Code and granted under any other plans of the Company that shall be first exercisable by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitation as may be provided in the Code.

7.4 BOARD LIMITATIONS AND COMPANY REPURCHASE OF OPTIONS. Grants of Options hereunder shall be subject to guidelines adopted by the Board with respect to the timing and size of such Options. In addition, the Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period of periods specified by the Board. In the discretion of the Board, the Company may agree to repurchase Options for cash.

ARTICLE VIII - TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS

8.1 STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option agreements in such form as the Board shall, from time to time, approve. Such Stock Option agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

     (a) Method of Payment. Upon exercise of the Option, the Option price shall be payable in United States dollars in cash or by certified check, bank draft, money order payable to the order of the Company, or Stock, or combination thereof.

     (b) Number of Shares. The Stock Option Agreement shall state the total number of shares to which it pertains.

     (c) Option Price. With respect to Incentive Stock Options, the Option price shall be not less than the Fair Market Value of such shares on the date of granting of the Option (or one hundred ten percent (110%) of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). With respect to Nonqualified Stock Options, the Option price shall be set in the Board's sole and absolute discretion.

     (d) Term of Option. Each Nonqualified and Incentive Stock Option granted under this Plan shall expire not more than ten (10) years from the date the Option is granted, except that each Incentive Stock Option granted under the plan to an individual owning stock possessing more than ten percent (10%)

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          of the total combined voting power of all classes of stock of the
          Company shall expire not more than five (5) years from the date the Option is granted.

     (e) Date of Exercise. Except for such limitations as may be provided by the Board in its discretion pursuant to Article VII, any Vested Option may be exercised in whole at any time during its term or in part from time to time during its term.

     (f) Exercise of Option or Forfeiture. Except as otherwise provided in any employment agreement or other written agreement with the Participant, if a Participant ceases employment with the Company or ceases to be a Director, as the case may be, prior to exercise of the Participant's Options, such Options shall be exercised or forfeited as follows:

           (i)   Termination. Upon the Termination of participant who is an
                 -----------
                 Eligible Employee, the Participant's Vested Options shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the Participant's Termination. In default of such timely exercise, all Options of the Participant shall be forfeited.

           (ii)  Retirement. Upon the Retirement of a Participant who is an
                 ----------
                 Eligible Employee, the Participant's Options (which shall become Vested Options as of the Participant's Retirement Date) shall be exercisable within three (3) months (or such shorter period as the Code or the Terms of the particular Options may require) of the Participant's Retirement Date. In default of such timely exercise, all Options of the Participant shall be forfeited.

           (iii) Termination of Director Status. In the case of a Participant
                 ------------------------------
                 who is a Director and who ceases to be a Director or Emeritus Director for a reason other than Death, the Participant's Options shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the termination.

           (iv)  Disability. Upon the Disability of a Participant, the
                 ----------
                 Participant's Options (which shall become Vested Options as of the Participant's Date of Disability) shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the Participant's Date of Disability. In default of such timely exercise, all Options of the Participant shall be forfeited.

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          (v)   Death. If the Participant dies while in the employment of the
                -----
                Company, while serving as a Director, or within the period of time after Retirement during which the Participant would have been entitled to exercise his or her option rights, the Participant's estate, personal representative, or beneficiary (as applicable) shall have the right to exercise such Options (which shall become Vested Options as of the date of the Participant's Death) within one (1) year from the date of the Participant's death (or such shorter period as the Code or the terms of the particular Options may require).

     (g) Agreement as to Sale of Securities. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with respect to any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Participant shall agree to comply with the right of first refusal and other provisions of his or her Stock Option Agreement and to become a party to an shareholder's agreement in effect among the Company and its stockholders.

     (h) Minimum Number of Shares. The minimum number of shares with respect to which an Option may be exercised at any one time shall be five hundred
          (500) shares, unless the number is the total number at the time available for exercise under the Award.

     (i) Required Amendments. Each Award shall be subject to any provision necessary to ensure compliance with federal and state securities laws.

     (j) Limitation of Participant Rights. A Participant shall not be deemed to be the holder of, or to have the rights of a holder with respect to, any shares of stock subject to such Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend, and other ownership rights with respect to such shares of Stock.

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ARTICLE IX - GRANTS IN SUBSTITUTION FOR OPTIONS GRANTED BY OTHER CORPORATIONS.

9.1 SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for similar awards held by employees of the Company or the Bank as the result of merger or consolidation of the employing corporation with the Company or the Bank, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing it to become a subsidiary. The terms and conditions of the substitute awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the Grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

ARTICLE X - CHANGES IN CAPITAL STRUCTURE

10.1 CAPITAL STRUCTURE CHANGES

     (a) If the outstanding shares of the Company's Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to the plan and in the number, kinds, and per share exercise price of shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share of Stock covered by the Option.

     (b) Upon dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the Plan and the Options issued thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Options theretofore granted or the substitution for such Options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event of such termination, all outstanding

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          Options shall be exercisable in full for at least thirty (30) days prior to the termination date whether or not otherwise exercisable during such period.

     (c) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value or no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.

     (d) Adjustments under this Section shall be made by the Board, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. The Board shall have the discretion and power in any such event to determine and to make effective provision for the acceleration of time during which the Option may be exercised, notwithstanding the provisions of the Option setting forth the date or dates on which all or any part of it may be exercised. No fractional shares of Stock shall be issued under the Plan on account of any adjustment specified above.

ARTICLE XI - COMPANY SUCCESSORS

11.1 IN GENERAL. If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Board shall make such appropriate determinations and adjustments as it deems necessary so as to substantially preserve the rights and benefits, both as to the number of shares and otherwise, or Participants under this Plan.

ARTICLE XII - AMENDMENT

12.1 AMENDMENTS AND TERMINATION. The Plan shall terminate on the tenth (10th) anniversary of the initial effective date of the Plan and, in addition, the Board may at any time and from time to time alter, amend, suspend, or terminate this Plan in whole or in part, except (i) without such stockholder approval as may be required by law and the Company's charger, no such action may be taken which changes the minimum Option price, increases the maximum term of Options, materially increases the benefits accruing to Participants hereunder, materially increases the number of securities that may be issued pursuant to this Plan (except as provided in Article X), extends the period of granting Awards hereunder, or materially modifies the requirements as to eligibility for participation hereunder, and (ii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such

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     action may be taken that adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

ARTICLE XIII - MISCELLANEOUS PROVISIONS

13.1 NONTRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and upon any such attempt, the benefit shall terminate and be of no force or effect. During participant's lifetime, Options granted to the Participant shall be exercisable only by the Participant. Share of stock shall be delivered only into the hands of the Participant entitled to receive the same or into the hands of the Participant's authorized legal representative.

13.2 NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as a director, officer, or employee of the Company.

13.3 TAX WITHHOLDING. The Company shall have the right to deduct from all Awards paid by any federal, state, local, or employment taxes that it deems are required by law to be withheld with respect to such payments. In the case of Awards paid in Stock, the Participant receiving such Stock may be required to pay the Company an Amount required to be withheld with respect to such Stock. At the request of a Participant, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive same.

13.4 ACCELERATION. Except as otherwise provided hereunder, the Board may in its discretion accelerate the time at which an Option granted hereunder may be exercised.

13.5 FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one half (1/2) and rounding up for fractions equal to or more than one half (1/2).

13.6 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Board. If Stock awarded hereunder

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       may in certain circumstances be exempt from registration under the
       Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

13.7 INDEMNIFICATION. Each person who is or at any time serves as a member of the Board shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expenses that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right to indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

13.8 RELIANCE ON REPORTS. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.9 GOVERNING LAW. All matters relating to this Plan or to awards granted hereunder shall be governed by the laws of the State of Georgia, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

13.10 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

13.11 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company.

13.12 TITLES AND HEADINGS. The titles and headings of the Articles and sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

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13.13  USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

13.14 NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as crating any limitation on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

       IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of July 13, 1999.

                                     CAPITOL CITY BANCSHARES, INC. (SEAL)


                                     BY:_____________________________________


                                     As its:_________________________________

                                     CAPITOL CITY BANK & TRUST COMPANY (SEAL)

                                     BY:_____________________________________


                                     As its:_________________________________

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